[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS

MAY 1, 2003                                                        INITIAL CLASS

MFS(R) MONEY MARKET SERIES

--------------------------------------------------------------------------------

This Prospectus describes one series offering Initial Class shares of the MFS Variable Insurance Trust (referred to as the trust):

 1. MFS MONEY MARKET SERIES seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity (referred to as the Money Market Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS

                                                                            PAGE

I     Expense Summary                                                          1

II    Risk Return Summary                                                      2

       1. Money Market Series                                                  2

III   Certain Investment Strategies and Risks                                  4

IV    Management of the Series                                                 4

V     Description of Shares                                                    5

VI    Other Information                                                        5

VII   Financial Highlights                                                     6

      Appendix A-- Investment Techniques and Practices                       A-1

    The trust offers Initial Class shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). One of these is described below.

I   EXPENSE SUMMARY

-   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

    ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                                        MONEY
                                                                       MARKET
                                                                       SERIES
                                                                   -------------
    Management Fee                                                     0.50%
    Other Expenses                                                     0.29%
                                                                       ----
    Total Annual Series Operating Expenses                             0.79%
      Expense Reimbursement                                           (0.19)%(2)
                                                                       ----
      Net Expenses(1)                                                  0.60%

    ----------
    (1) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series.

    (2) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually for each series except the Money Market Series, which will not exceed 0.10%. (Note that the High Income Series' "Other Expenses" are currently below 0.15% and the series is reimbursing MFS). This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the series.

-   EXAMPLE OF EXPENSES--INITIAL CLASS

    THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

        The examples assume that:

        - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

        - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

        - The series' operating expenses remain the same, except that for the Bond Series, Capital Opportunities Series, Global Equity Series, High Income Series, Money Market Series, Strategic Income Series and Value Series the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).

        Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                                             PERIOD
                                                    ----------------------------------------------------------
                                                    1 YEAR           3 YEARS          5 YEARS         10 YEARS
    ----------------------------------------------------------------------------------------------------------
    Money Market Series                               $61              $233             $420              $960

II  RISK RETURN SUMMARY

    Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."


    1:  MONEY MARKET SERIES

-   INVESTMENT OBJECTIVE

    The series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. This objective may be changed without shareholder approval.

-   PRINCIPAL INVESTMENT POLICIES

    The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series invests in money market instruments, which are short-term notes or other debt securities issued by banks or other corporations, or the U.S. government or other governmental entities. Under normal market conditions, the series invests at least 80% of its net assets in the following money market investments:

    - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities

    -   REPURCHASE AGREEMENTS collateralized by U.S. government securities

    - CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND OTHER BANK OBLIGATIONS, provided that the bank obligations are insured by the Federal Deposit Insurance Corporation or the issuing bank has capital, surplus, and undivided profits in excess of $100 million

    - COMMERCIAL PAPER which is rated within the highest credit rating by one or more rating agencies or which is unrated and considered by MFS to be of comparable quality

    - MUNICIPAL SECURITIES AND PARTICIPATION INTERESTS IN MUNICIPAL SECURITIES which are bonds or other debt obligations of a U.S. state or political subdivision, such as a country, city, town, village, or authority and are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

    - SHORT-TERM CORPORATE OBLIGATIONS which are rated within the two highest credit ratings by one or more rating agencies

    The series may invest up to 35% of its total assets in short-term notes or other debt securities not specifically described in the list above that are of comparable high quality and liquidity. These securities may include U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities will be rated in the two highest credit ratings by rating agencies or unrated and considered by MFS to be of comparable quality.

    A money market fund must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases. Money market instruments purchased by the series have maturities of 13 months or less, and the average remaining maturity of the securities cannot be greater than 90 days.

-   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. Please note that there are many circumstances which could prevent the series from achieving its objective, that are not described here.

    - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. Although the series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the series.

    - FOREIGN SECURITIES RISK: An investment in the series may involve a greater degree of risk than an investment in a series that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -   Foreign markets may be less liquid and more volatile than U.S.
            markets.

    AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE SERIES SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE SERIES.

-   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions.

[CHART]

    1996       4.55%
    1997       4.91%
    1998       4.91%
    1999       4.59%
    2000       5.93%
    2001       3.72%
    2002       1.31%

        During the period shown in the bar chart, the highest quarterly return was 1.53% (for the calendar quarter ended September 30, 2000) and the lowest quarterly return was 0.26% (for the calendar quarter ended December 31, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares for certain periods and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                        1 YEAR         5 YEAR          LIFE*
    Money Market Series--Initial Class Shares            1.31%          4.08%          4.29%

    ----------
    * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2002.

III CERTAIN INVESTMENT STRATEGIES AND RISKS

-   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-   TEMPORARY DEFENSIVE POLICIES

    Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-   ACTIVE OR FREQUENT TRADING

    Each series, except for the Money Market Series, may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

IV  MANAGEMENT OF THE SERIES

-   INVESTMENT ADVISER

    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $111.0 billion as of January 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

    MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

    MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

-   ADMINISTRATOR

    MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

V   DESCRIPTION OF SHARES

    The trust offers two classes of shares--initial class shares and service class shares (except Money Market Series only offers initial class shares). Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus. If you would like to receive a copy of the other prospectus, please call the MFS Service Center at the telephone number referenced at the back of this document. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

VI  OTHER INFORMATION

-   PRICING OF SERIES' SHARES

    The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange ("NYSE") is open for trading as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The NYSE is closed on most national holidays and Good Friday. To determine net asset value, the series values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the series if the trustees determine that the current market price does not constitute fair value.

    The securities held by a series that trades in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the series' valuation time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the series' valuation time will not be reflected in the series' net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of the series' securities, the series may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the series' valuation time. A series may fair value securities in other situations; for example, when a particular foreign market is closed but the series is open.

    Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

    Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

-   DISTRIBUTIONS

    Each series (except the Money Market Series) intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

    The Money Market Series intends to declare daily as dividends substantially all of its net income (excluding any realized net capital gains) and to pay these dividends to shareholders at least monthly. The series intends to distribute any realized net capital gains at least annually.

-   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

    Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-   RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

    Purchases and exchanges should be made for investment purposes only. Each series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

-   EXCESSIVE TRADING PRACTICES

    The series do not permit market-timing or other excessive trading practices that may disrupt portfolio management strategies and harm series' performance. As noted above, each series reserves the right to reject or restrict any purchase order (including exchanges) from any investor. Each series will exercise these rights including rejecting or canceling purchase and exchange orders, delaying for up to two business days the processing of exchange requests, restricting the availability of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any other electronic transfer service, if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.

-   IN-KIND DISTRIBUTIONS

    The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-   UNIQUE NATURE OF SERIES

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-   POTENTIAL CONFLICTS

    Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

VII FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

1.  MONEY MARKET SERIES--INITIAL CLASS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------------------
                                                                     2002         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                             $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                   --------     --------     --------     --------     --------
Income from investment operations# --
  Net investment income@                                           $   0.01     $   0.04     $   0.06     $   0.05     $   0.05
                                                                   --------     --------     --------     --------     --------
Less distributions declared to shareholders from net
  investment income                                                $  (0.01)    $  (0.04)    $  (0.06)    $  (0.05)    $  (0.05)
                                                                   --------     --------     --------     --------     --------
Net asset value -- end of period                                   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                   --------     --------     --------     --------     --------
Total return                                                           1.31%        3.72%        5.93%        4.59%        4.91%
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                           0.60%        0.61%        0.62%        0.61%        0.62%
  Net investment income                                                1.30%        3.50%        5.76%        4.52%        4.76%
Net assets at end of period (000 Omitted)                          $ 17,006     $ 20,706     $ 11,214     $ 11,426     $ 11,569

@   Subject to reimbursement by the series, the investment advisor voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.10% of average daily net assets. To the extent actual expenses were overunder this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income                                          $   0.01     $   0.03     $   0.05     $   0.04     $   0.05
    Ratios (to average net assets):
       Expenses##                                                     0.79%        0.85%         0.99%        0.88%        0.96%
       Net investment income                                          1.11%        3.26%         5.39%        4.25%        4.42%

----------
#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

APPENDIX A                                                   MONEY MARKET SERIES

-   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective and investment policies, the Money Market Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective and the rules governing money market funds. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES

    SYMBOLS     X SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING
    ----------------------------------------------------------------------------

    DEBT SECURITIES
     ASSET-BACKED SECURITIES
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                              --
       Corporate Asset-Backed Securities                                       X
       Mortgage Pass-Through Securities                                       --
       Stripped Mortgage-Backed Securities                                    --
     Corporate Securities                                                      X
     Loans and Other Direct Indebtedness                                      --
     Lower Rated Bonds                                                        --
     Municipal Bonds                                                           X
     U.S. Government Securities                                                X
     Variable and Floating Rate Obligations                                    X
     Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                                   X
    Equity Securities                                                         --
    FOREIGN SECURITIES EXPOSURE
     Brady Bonds                                                              --
     Depositary Receipts                                                      --
     Dollar-Denominated Foreign Debt Securities                                X
     Emerging Markets                                                         --
     Foreign Securities                                                       --
    Forward Contracts                                                         --
    Futures Contracts                                                         --
    Indexed Securities/Structured Products                                    --
    Inverse Floating Rate Obligations                                         --
    INVESTMENT IN OTHER INVESTMENT COMPANIES
     Open-End Funds                                                            X
     Closed-End Funds                                                          X
    Lending of Portfolio Securities                                            X
    LEVERAGING TRANSACTIONS
     Bank Borrowings                                                          --
     Mortgage "Dollar-Roll" Transactions                                       X
     Reverse Repurchase Agreements                                            --
    OPTIONS
     Options on Foreign Currencies                                            --
     Options on Futures Contracts                                             --
     Options on Securities                                                    --
     Options on Stock Indices                                                 --
     Reset Options                                                            --
     "Yield Curve" Options                                                    --
    Repurchase Agreements                                                      X
    Short Sales                                                                X
    Short Term Instruments                                                     X
    Swaps and Related Derivative Instruments                                  --
    Temporary Borrowings                                                       X
    Temporary Defensive Positions                                              X
    "When-Issued" Securities                                                  --

MFS(R) VARIABLE INSURANCE TRUST(SM)

If you want more information about the trust and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2003, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE TRUST AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE TRUST AND ITS SERIES, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-343-2829, EXT. 3500
    Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The trust's Investment Company Act file number is 811-8326


                                                MSG 11/98 224M 90/290/390/890